EXHIBIT 32.1
                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officers of Sancon Resources Recovery, Inc., a Nevada corporation (the "Company"), do hereby certify with respect to the Quarterly Report of the Company on Form 10-KSB for the fiscal quarter ended December 31, 2007 as filed with the Securities and Exchange Commission (the "10-KSB Report") that:

         (1)      the 10-KSB Report fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the 10-KSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            Sancon Resources Recovery, Inc.
Date:  April 1, 2008
                                                          By: /s/ Jack Chen
                                            -------------------------------
                                                                  Jack Chen
                                                    Chief Executive Officer

Date:  April 1, 2008
                                                         By: /S/ Klaus Shen
                                                 --------------------------
                                                                 Klaus Shen
                                                    Chief Financial Officer